SUPPLEMENT DATED MAY 19, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 27, 2009

The following is hereby added as the seventh paragraph of the section of the Fund's Prospectus entitled "The Fund—Principal Investment Strategies":

  The Fund may invest in asset-backed securities that are rated AAA by Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or an equivalent rating from any other nationally recognized statistical rating organization. Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and sub-prime) loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

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The following is hereby added as the ninth paragraph of the section of the Fund's Prospectus entitled "The Fund—Principal Risks":

  Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Additionally, an unexpectedly high rate of defaults on the underlying obligations may adversely affect the value of asset-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime home equity loans, but is present with respect to any type of consumer related debt. There is also liquidity risk as there may be a limited secondary market for certain of the asset-backed securities in which the Fund may invest.

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The second and third paragraphs of the section of the Prospectus entitled "The Fund—Fund Management" are hereby deleted and replaced with the following:

  The Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Sheila Huang and Joseph Hondros, each an Executive Director of the Investment Adviser.

  Ms. Huang has been associated with the Investment Adviser in an investment management capacity since August 2008 and began managing the Fund in August 2008. Prior to August 2008, Ms. Huang was a Director and portfolio manager at Highland Capital from January 2007 to August 2008. From April 2004 to January 2007, Ms. Huang was a portfolio manager with Credit Suisse. Mr. Hondros has been associated with the Investment Adviser in an investment management capacity since 1997 and began managing the Fund in January 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT

SUPPLEMENT DATED MAY 19, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 27, 2009

The following is hereby added as the ninth and tenth paragraphs of the section of the Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks":

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and sub-prime) loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Additionally, an unexpectedly high rate of defaults on the underlying obligations may adversely affect the value of asset-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime home equity loans, but is present with respect to any type of consumer related debt. There is also liquidity risk as there may be a limited secondary market for certain of the asset-backed securities in which the Fund may invest.

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The first paragraph of the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

As of October 31, 2008:

Sheila Huang managed four registered investment companies with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $105.9 million in assets.

As of May 13, 2009:

Joseph Hondros managed three registered investment companies with a total of approximately $1.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

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As the Fund has multiple portfolio managers pursuant to this Supplement, all references in the section titled "V. Investment Advisory and Other Services—G. Fund Management" to "portfolio manager" are hereby changed to "portfolio managers" where applicable.

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The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of December 31, 2008, the dollar range of Fund shares beneficially owned by the portfolio manager shown below is:

Sheila Huang:	None

As of May 13, 2009, the dollar range of Fund shares beneficially owned by the portfolio manager shown below is:

Joseph Hondros:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.